UBS Investment Bank

Fixed Bid Stratification

Available; JF15 July 07/12; 15yr; '; '; '; '; '; '; Low

Pool Summary		COUNT	UPB	%
Non-Conforming		143	$73,490,164.00	100.00%
Total:		143	$73,490,164.00	100.00%
Adjusted Balance: $73,490,164.04
Data as of Date: 2004-07-01
GROSS WAC: 4.8501%
NET WAC: 4.600%
% SF/PUD: 87.47%
% FULL/ALT: 87.07%
% CASHOUT: 12.97%
% PURCHASE: 13.86%
% INVESTOR: 0.00%
% BUYDOWN: 0.54%
% LTV > 80 NO MI: 0.00%
WA LTV: 57.28%
% FICO > 679: 95.75%
% NO FICO: 0.00%
WA FICO: 746
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 33.91%
Latest Maturity Date: 20190701
Loans with Prepay Penalties:	0.00%

Product Type		COUNT	UPB	%
15 YR FXD		143	$73,490,164.00	100.00%
Total:		143	$73,490,164.00	100.00%

Original Balance		COUNT	UPB	%
$300,000.01 - $350,000.00		3	$1,039,750.00	1.37%
$350,000.01 - $400,000.00		25	9,710,450.00	12.82
$400,000.01 - $450,000.00		32	13,689,776.00	18.07
$450,000.01 - $500,000.00		25	11,964,350.00	15.80
$500,000.01 - $550,000.00		15	7,891,500.00	10.42
$550,000.01 - $600,000.00		7	4,073,900.00	5.38
$600,000.01 - $650,000.00		12	7,504,400.00	9.91
$650,000.01 - $700,000.00		9	6,066,500.00	8.01
$750,000.01 - $800,000.00		3	2,392,000.00	3.16
$800,000.01 - $850,000.00		1	850,000.00	1.12
$850,000.01 - $900,000.00		2	1,800,000.00	2.38
$900,000.01 - $950,000.00		3	2,815,000.00	3.72
$950,000.01 - $1,000,000.00		5	4,945,000.00	6.53
$1,000,000.01 >=		1	1,001,000.00	1.32
Total:		143	$75,743,626.00	100.00%
Minimum: $340,750.00
Maximum: $1,001,000.00
Average: $529,675.71

Unpaid Balance		COUNT	UPB	%
$300,000.01 - $350,000.00		4	$1,402,106.00	1.86%
$350,000.01 - $400,000.00		29	11,411,569.00	15.10
$400,000.01 - $450,000.00		31	13,406,328.00	17.74
$450,000.01 - $500,000.00		24	11,642,302.00	15.41
$500,000.01 - $550,000.00		13	6,858,072.00	9.08
$550,000.01 - $600,000.00		12	7,231,034.00	9.57
$600,000.01 - $650,000.00		10	6,419,635.00	8.50
$650,000.01 - $700,000.00		5	3,396,091.00	4.50
$700,000.01 - $750,000.00		1	792,000.00	1.05
$750,000.01 - $800,000.00		2	1,600,000.00	2.12
$800,000.01 - $850,000.00		3	2,650,000.00	3.51
$850,000.01 - $900,000.00		2	1,883,000.00	2.49
$900,000.01 - $950,000.00		3	2,869,331.00	3.80
$950,000.01 - $1,000,000.00		4	3,989,615.00	5.28
Total:		143	$75,551,084.00	100.00%
Minimum: $340,750.00
Maximum: $1,000,000.00
Average: $528,329.26

Gross Rate		COUNT	UPB	%
4.251% - 4.500%		2	$891,510.00	1.21%
4.501% - 4.750%		23	11,565,998.00	15.74
4.751% - 5.000%		118	61,032,656.00	83.05
Total:		143	$73,490,164.00	100.00%
Minimum: 4.500%
Maximum: 4.955%
Weighted Average:	4.850%

Net Rate		COUNT	UPB	%
4.001% - 4.250%		2	$891,510.00	1.21%
4.251% - 4.500%		23	11,565,998.00	15.74
4.501% - 4.750%		117	60,108,325.00	81.79
4.751% - 5.000%		1	924,331.00	1.26
Total:		143	$73,490,164.00	100.00%
Minimum: 4.250%
Maximum: 4.755%
Weighted Average:	4.600%

Original Term to Maturity		COUNT	UPB	%
121 - 180		143	$73,490,164.00	100.00%
Total:		143	$73,490,164.00	100.00%
Minimum: 156
Maximum: 180
Weighted Average:	180

Remaining Term to Stated Maturity		COUNT	UPB	%
121 - 180		143	$73,490,164.00	100.00%
Total:		143	$73,490,164.00	100.00%
Minimum: 145
Maximum: 180
Weighted Average:	178

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas Jul 15, 2004 09:35 Page 1 of 4

UBS Investment Bank

Fixed Bid Stratification

Available; JF15 July 07/12; 15yr; '; '; '; '; '; '; Low

Seasoning		COUNT	UPB	%
<= 0		1	$533,093.00	0.73%
1 - 1		22	11,005,154.00	14.98
2 - 2		110	56,957,169.00	77.50
3 - 3		7	3,613,301.00	4.92
4 - 4		1	458,530.00	0.62
7 - 12		2	922,916.00	1.26
Total:		143	$73,490,164.00	100.00%
Minimum:	0
Maximum:	12
Weighted Average: 2

FICO Scores		COUNT	UPB	%
620 - 629		1	$848,574.00	1.15%
630 - 639		1	458,530.00	0.62
650 - 659		1	398,488.00	0.54
660 - 669		2	977,559.00	1.33
670 - 679		1	440,636.00	0.60
680 - 689		2	1,067,703.00	1.45
690 - 699		3	1,653,019.00	2.25
700 - 709		11	5,978,964.00	8.14
710 - 719		6	3,688,721.00	5.02
720 - 729		14	7,862,402.00	10.70
730 - 739		13	6,016,144.00	8.19
740 - 749		12	6,146,182.00	8.36
750 - 759		17	9,280,660.00	12.63
760 - 769		12	5,525,929.00	7.52
770 - 779		19	8,887,919.00	12.09
780 - 789		19	9,505,759.00	12.93
790 - 799		5	2,740,594.00	3.73
800 - 809		4	2,012,381.00	2.74
Total:		143	$73,490,164.00	100.00%
Minimum:	626
Maximum:	809
Weighted Average: 746

Loan To Value Ratio		COUNT	UPB	%
5.001% - 10.000%		1	$398,830.00	0.54%
10.001% - 15.000%		1	471,430.00	0.64
15.001% - 20.000%		1	438,430.00	0.60
20.001% - 25.000%		3	1,388,833.00	1.89
25.001% - 30.000%		2	1,197,432.00	1.63
30.001% - 35.000%		5	2,613,891.00	3.56
35.001% - 40.000%		8	3,868,698.00	5.26
40.001% - 45.000%		10	5,235,153.00	7.12
45.001% - 50.000%		18	9,328,775.00	12.69
50.001% - 55.000%		10	5,415,986.00	7.37
55.001% - 60.000%		21	12,262,805.00	16.69
60.001% - 65.000%		10	4,871,664.00	6.63
65.001% - 70.000%		19	8,792,711.00	11.96
70.001% - 75.000%		9	4,004,465.00	5.45
75.001% - 80.000%		22	11,367,631.00	15.47
80.001% - 85.000%		2	1,411,923.00	1.92
90.001% - 95.000%		1	421,508.00	0.57
Total:		143	$73,490,164.00	100.00%
Minimum:	7.69%
Maximum:	90.18%
Weighted Average: 57.28%

Combined Loan To Value Ratio		COUNT	UPB	%
5.001% - 10.000%		1	$398,830.00	0.54%
10.001% - 15.000%		1	471,430.00	0.64
15.001% - 20.000%		1	438,430.00	0.60
20.001% - 25.000%		3	1,388,833.00	1.89
25.001% - 30.000%		2	1,197,432.00	1.63
30.001% - 35.000%		5	2,613,891.00	3.56
35.001% - 40.000%		8	3,868,698.00	5.26
40.001% - 45.000%		9	4,626,797.00	6.30
45.001% - 50.000%		18	9,328,775.00	12.69
50.001% - 55.000%		9	5,075,236.00	6.91
55.001% - 60.000%		21	12,038,911.00	16.38
60.001% - 65.000%		10	4,871,664.00	6.63
65.001% - 70.000%		17	8,039,711.00	10.94
70.001% - 75.000%		8	3,568,465.00	4.86
75.001% - 80.000%		19	10,004,079.00	13.61
80.001% - 85.000%		7	3,919,168.00	5.33
85.001% - 90.000%		2	816,636.00	1.11
90.001% - 95.000%		2	823,179.00	1.12
Total:		143	$73,490,164.00	100.00%
Minimum: 7.69%
Maximum: 93.08%
Weighted Average:	58.27%

DTI		COUNT	UPB	%
<= 0.000%		111	$57,665,971.00	78.47%
11.001% - 16.000%		1	395,300.00	0.54
16.001% - 21.000%		1	376,000.00	0.51
21.001% - 26.000%		13	6,345,009.00	8.63
26.001% - 31.000%		1	462,246.00	0.63
31.001% - 36.000%		5	2,838,681.00	3.86
36.001% - 41.000%		4	1,697,386.00	2.31
41.001% - 46.000%		3	1,311,671.00	1.78
46.001% - 51.000%		2	777,900.00	1.06
51.001% - 56.000%		1	620,000.00	0.84
81.001% - 86.000%		1	1,000,000.00	1.36
Total:		143	$73,490,164.00	100.00%
Minimum: 0.000%
Maximum: 83.670%
Weighted Average:	34.817%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas Jul 15, 2004 09:35 Page 2 of 4

UBS Investment Bank

Fixed Bid Stratification

Available; JF15 July 07/12; 15yr; '; '; '; '; '; '; Low

Geographic Concentration	COUNT	UPB	%
California	47	$24,920,817.00	33.91%
Connecticut	11	5,568,732.00	7.58
Massachusetts	12	5,215,790.00	7.10
New York	6	3,858,372.00	5.25
Illinois	7	3,473,018.00	4.73
Georgia	6	2,782,288.00	3.79
Missouri	3	2,255,981.00	3.07
Michigan	5	2,232,991.00	3.04
Tennessee	4	2,078,839.00	2.83
Florida	4	1,942,758.00	2.64
Colorado	4	1,857,357.00	2.53
Arizona	3	1,475,105.00	2.01
North Carolina	2	1,440,824.00	1.96
Texas	3	1,370,993.00	1.87
New Jersey	3	1,279,470.00	1.74
Idaho	3	1,276,316.00	1.74
Washington	3	1,222,373.00	1.66
Indiana	1	996,180.00	1.36
Maryland	2	991,523.00	1.35
Wisconsin	1	924,331.00	1.26
New Hampshire	1	924,003.00	1.26
Ohio	2	922,916.00	1.26
Minnesota	2	800,287.00	1.09
Hawaii	1	652,524.00	0.89
Kentucky	1	500,000.00	0.68
Oregon	1	489,085.00	0.67
Arkansas	1	462,001.00	0.63
Alabama	1	406,844.00	0.55
South Carolina	1	396,001.00	0.54
Delaware	1	395,300.00	0.54
Pennsylvania	1	377,144.00	0.51
Total:	143	$73,490,164.00	100.00%

North-South CA	COUNT	UPB	%
States Not CA	96	$48,569,347.00	66.09%
South CA	23	12,518,807.00	17.03
North CA	24	12,402,010.00	16.88
Total:	143	$73,490,164.00	100.00%

Zip Code Concentration	COUNT	UPB	%
10021	2	$1,602,862.00	2.18%
94556	2	1,518,218.00	2.07
06903	2	1,351,027.00	1.84
38120	2	1,245,518.00	1.69
90274	2	1,111,644.00	1.51
Other	133	66,660,895.00	90.71
Total:	143	$73,490,164.00	100.00%

Loan Purpose	COUNT	UPB	%
Rate & Term Refi	109	$53,772,698.00	73.17%
Purchase	16	10,182,787.00	13.86
Cash Out Refi	18	9,534,680.00	12.97
Total:	143	$73,490,164.00	100.00%

Cashout Indicator	COUNT	UPB	%
No	125	$63,955,484.00	87.03%
Yes	18	9,534,680.00	12.97
Total:	143	$73,490,164.00	100.00%

Document Type	COUNT	UPB	%
Full	106	$55,842,313.00	75.99%
Alternate	18	8,147,780.00	11.09
Streamline	8	4,109,526.00	5.59
Stated Doc	5	2,338,976.00	3.18
Asset Only	2	909,100.00	1.24
Express	1	754,288.00	1.03
Reduced	1	545,928.00	0.74
Stated Income Full Asset	1	498,110.00	0.68
Income Only	1	344,144.00	0.47
Total:	143	$73,490,164.00	100.00%

Property Type	COUNT	UPB	%
Single Family	114	$58,144,911.00	79.12%
Pud	13	6,134,867.00	8.35
Low Rise Condo (2-4 floors)	9	5,297,912.00	7.21
Coop	3	2,168,578.00	2.95
High Rise Condo (gt 8 floors)	2	916,460.00	1.25
Condomimium	1	450,291.00	0.61
Townhouse	1	377,144.00	0.51
Total:	143	$73,490,164.00	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	140	$72,070,236.00	98.07%
Second Home	3	1,419,928.00	1.93
Total:	143	$73,490,164.00	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	143	$73,490,164.00	100.00%
Total:	143	$73,490,164.00	100.00%
wa Term: 0.000

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	143	$73,490,164.00	100.00%
Total:	143	$73,490,164.00	100.00%

Lien Position	COUNT	UPB	%
1	143	$73,490,164.00	100.00%
Total:	143	$73,490,164.00	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas Jul 15, 2004 09:35 Page 3 of 4

UBS Investment Bank

Fixed Bid Stratification

Available; JF15 July 07/12; 15yr; '; '; '; '; '; '; Low

Mortgage Ins.	COUNT	UPB	%
Assumed MI for Levels Only	3	$1,833,431.00	2.49%
LTV <=80	140	71,656,733.00	97.51
Total:	143	$73,490,164.00	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas Jul 15, 2004 09:35 Page 4 of 4